Offerings - Offering: 1	May 21, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.625% Senior Notes due 2032
Amount Registered | shares	562,000,000
Proposed Maximum Offering Price per Unit	0.99994
Maximum Aggregate Offering Price	$ 561,966,280
Fee Rate	0.01531%
Amount of Registration Fee	$ 86,037.04
Offering Note
(1)	U.S. dollar amount based on a euro/U.S. dollar exchange rate of €1.00/$1.1240 on May 19, 2025, as reported by Bloomberg.
(2)
The maximum aggregate offering price of the offering related to the prospectus supplement dated May 21, 2025 to the prospectus dated June 1, 2022, to which this Exhibit 107 is attached, is $561,966,280.